UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 11, 2021

Spark Networks SE
(Exact name of registrant as specified in its charter)

Germany	001-38252	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Kohlfurter Straße 41/43
Berlin Germany 10999
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (+49) 30 868000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
American Depository Shares each representing one-tenth of an ordinary share	LOV	NYSE American
Ordinary shares, €1.00 nominal value per share*	LOV	NYSE American
* Not for trading purposes, but only in connection with the registration of American Depository Shares pursuant to the requirements of the Securities and Exchange Commission.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On August 11, 2021, Spark Networks SE (the “Company”) held its annual meeting of stockholders. At the annual meeting, the following matters were submitted to the vote of the stockholders, with the results of voting on each such matter as set forth below:

Proposal 1: Resolution on the discharge of the Managing Directors for the financial year 2020.

Voted For:	784,040
% For:	80.90
Votes Against:	185,084
% Against:	19.10

The proposal was approved.

Proposal 2: Resolution on the discharge of the members of the Administrative Board for the financial year 2020.

Voted For:	784,040
% For:	80.90
Votes Against:	185,084
% Against:	19.10

The proposal was approved.

Proposal 3: Appointment of the Auditor for the Financial Statements and for the Consolidated Financial Statements as well as for review of interim financial reports and ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and BDO AG Wirtschaftsprüfungsgesellschaft (collectively, “BDO”) as our local statutory auditor for the fiscal year ending December 31, 2021.

Voted For:	1,206,066
% For:	86.81
Votes Against:	183,232
% Against:	13.19

The proposal was approved.

Proposal 4: Election of the members of the Administrative Board.

Director Nominees	Votes For	% For	Votes Against	% Against
Eric Eichmann	994,134	75.87	316,216	24.13
David Khalil	1,017,406	73.23	371,835	26.77
Bradley J. Goldberg	986,394	71.00	402,846	29.00
Colleen Birdnow Brown	964,631	69.44	424,609	30.56
Axel Hefer	964,056	69.43	424,385	30.57
Chelsea Grayson	964,848	69.45	424,393	30.55
Bangaly Kaba	1,109,733	79.93	278,708	20.07

The proposal was approved.

Proposal 5: Resolution on the increase of the size of the Administrative Board to eight members and election of one additional member of the Administrative Board.

Voted For:	1,267,655
% For:	91.25
Votes Against:	121,571
% Against:	8.75

The proposal was approved.

Proposal 6: Resolution on the amendment of Section 20 para. (3) of the Company’s Articles of Association.

Voted For:	727,623
% For:	74.80
Votes Against:	245,181
% Against:	25.20

The proposal was approved.

Proposal 7: Advisory Vote on Executive Compensation.

Voted For:	903,772
% For:	68.97
Votes Against:	406,559
% Against:	31.03

The proposal was approved.

Proposal 8: Advisory Vote on the One-Year Frequency for Future Advisory Votes on Executive Compensation

Voted For:	1,344,783
% For:	99.63
Votes Against:	4,973
% Against:	0.37

The proposal was approved.

Proposal 9: Resolution on the Compensation System for the Managing Directors.

Voted For:	560,081
% For:	57.84
Votes Against:	408,235
% Against:	42.16

The proposal was approved.

Proposal 10: Resolution on the Compensation System for the Administrative Board.

Voted For:	621,397
% For:	63.93
Votes Against:	350,669
% Against:	36.07

The proposal was approved.

Proposal 11: Resolution on the creation of a new Authorized Capital 2021 with the possibility of excluding shareholders’ subscription rights and the corresponding amendment of Section 4 of the Articles of Association.

Voted For:	589,917
% For:	56.08
Votes Against:	461,915
% Against:	43.92

The proposal was not approved.

Proposal 12: Resolution to approve of an increase in the number of shares issuable pursuant to the Spark Networks SE Long Term Incentive Plan.

Voted For:	955,342
% For:	68.74
Votes Against:	434,378
% Against:	31.26

The proposal was approved.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:
Exhibit No.    Description
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS SE

Dated: August 13, 2021	By:	/s/ Gitte Bendzulla
Gitte Bendzulla
Chief Operating Officer and Chief Legal Officer